            As filed with the Securities and Exchange Commission on July 8, 1996
                                               Registration No. 333_____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -----------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                               -----------------
                                   P-COM, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                              77-0289371
         (State or other jurisdiction        (IRS Employer Identification No.)
       of incorporation or organization)

                          3175 S. WINCHESTER BOULEVARD
                           CAMPBELL, CALIFORNIA 95008
               (Address of principal executive offices) (Zip Code)
                               -----------------
                                   P-COM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)
                               -----------------
                                GEORGE P. ROBERTS
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   P-COM, INC.
            3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA 95008
                     (Name and address of agent for service)
                                 (408) 866-3666
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
================================================================================

                                                                   Proposed               Proposed
            Title of                                                Maximum               Maximum
           Securities                        Amount                Offering              Aggregate            Amount of
              to be                          to be                   Price               Offering           Registration
           Registered                     Registered(1)           per Share(2)           Price(2)                Fee
           ----------                     -------------           ------------           ---------          -------------
Options to purchase Common Stock                800,000               N/A                   N/A                  N/A
$0.0001 par value
(1995 Stock Option/
Stock Issuance Plan)

Common Stock, $0.0001 par value                 800,000             $29.75               $23,800,000           $8,207
(1995 Stock Option/
Stock Issuance Plan)

Common Stock, $0.0001 par value                 100,000             $29.75                $2,975,000           $1,026
(Employee Stock Purchase Plan)

                                                                                      Total Amount of Fee      $9,233


================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Option/Stock Issuance Plan and Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of P-COM, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, (the "1933 Act") on the basis of the fair market value per share of Common Stock of P-COM, Inc. on June 28, 1996.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         P-COM, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995, filed with the SEC on March 29, 1996;

         (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, filed with the SEC on May 3, 1996; and

         (c) The Registrant's Registration Statement No. 0-25356 on Form 8-A filed with the SEC on January 12, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the 1934 Act") in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         Not Applicable.

Item 6.  Indemnification of Directors and Officers

         The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability
(i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derives an improper personal benefit.

         The Registrant's Bylaws provide that the Registrant shall indemnify its directors and may indemnify its officers, employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Company upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification.

         The Registrant has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Registrant, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities") paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Registrant. The Registrant believes that its Certificate of Incorporation and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits

Exhibit Number        Exhibit

     5                Opinion and consent of Brobeck, Phleger & Harrison LLP

    23.1              Consent of Price Waterhouse LLP, Independent Accountants

    23.2              Consent of Brobeck, Phleger & Harrison LLP is contained in
                      Exhibit 5

    24 Power of Attorney. Reference is made to page II-5 of this Registration Statement

    99.1              1995 Stock Option/Stock Issuance Plan

    99.2 Form of Notice of Grant of Stock Option (incorporated by reference to Exhibit No. 99.2 of Registration Statement No. 33-89908)

    99.3 Form of Stock Option Agreement (incorporated by reference to Exhibit No. 99.3 of Registration Statement
                      No. 33-89908)

    99.4 Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right) (incorporated by reference to Exhibit No. 99.4 of Registration Statement No. 33-89908)

    99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination) (incorporated by reference to Exhibit
                      No. 99.5 of Registration Statement No. 33-89908)

    99.6 Form of Addendum to Stock Option Agreement (Financial Assistance) (incorporated by reference to Exhibit
                      No. 99.6 of Registration Statement No. 33-89908)

Exhibit Number        Exhibit
- --------------        -------

    99.7              Form of Addendum to Stock Option Agreement (Special Tax Elections) (incorporated by reference to Exhibit No. 99.7 of Registration Statement No. 33-89908)

    99.8              Form of Stock Purchase Agreement (incorporated by reference to Exhibit No. 99.8 of
                      Registration Statement No. 33-89908)

    99.9              Form of Stock Issuance Agreement (incorporated by reference to Exhibit No. 99.9 of
                      Registration Statement No. 33-89908)

    99.10             Form of Addendum to Stock Issuance Agreement (Involuntary Termination) (incorporated by reference to Exhibit No. 99.10 of Registration Statement No. 33-89908)

    99.11             Form of Addendum to Stock Issuance Agreement (Special Tax Elections) (incorporated by reference to Exhibit No. 99.11 of Registration Statement No. 33-89908)

    99.12             Form of Notice of Grant of Automatic Stock Option (Initial Grant)

    99.13             Form of Notice of Grant of Automatic Stock Option (Annual Grant)

    99.14             Form of Automatic Stock Option Agreement (incorporated by reference to Exhibit No.
                      99.14 of Registration Statement No. 33-89908)

    99.15             Employee Stock Purchase Plan

    99.16             Form of Stock Purchase Agreement (incorporated by reference to Exhibit No. 99.16 of
                      Registration Statement No. 33-89908)

    99.17             Form of Enrollment/Change Form (incorporated by reference to Exhibit No. 99.17 of
                      Registration Statement No. 33-89908)

    99.18             Form of Special Officer Participation Form (incorporated by reference to Exhibit No. 99.18 of Registration Statement No. 33-89908)

Item 9.  Undertakings

                      A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan and the Employee Stock Purchase Plan.

                      B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                      C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Campbell, State of California on this 1st day of July, 1996.

                                 P-COM, INC.



                                 By: /s/ George P. Roberts
                                     ---------------------
                                     George P. Roberts
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of P-COM, Inc., a Delaware corporation, do hereby constitute and appoint George P. Roberts and Michael Sophie and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                              Date
- ---------                                       -----                                              ----
 /s/ George P. Roberts                          President, Chief Executive Officer                 July 1, 1996
- -------------------------------------           and Chairman of the Board
George P. Roberts                               (Principal Executive Officer)

 /s/ Michael Sophie                             Senior Vice President,                             July 1, 1996
- -------------------------------------           Administration and Chief
Michael Sophie                                  Financial Officer (Principal
                                                Financial and Accounting Officer)

Signature                                       Title                                              Date
- ---------                                       -----                                              ----
 /s/ Gill Cogan                                 Director                                           July 1, 1996
- -------------------------------------
Gill Cogan

 /s/ John A. Hawkins                            Director                                           July 1, 1996
- -------------------------------------
John A. Hawkins

 /s/ M. Bernard Puckett                         Director                                           July 1, 1996

- -------------------------------------
M. Bernard Puckett


                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                                   P-COM, INC.

                                  EXHIBIT INDEX

        Exhibit
        Number        Exhibit
        -------       -------

         5            Opinion and consent of Brobeck, Phleger & Harrison LLP
        23.1          Consent of Price Waterhouse LLP, Independent Accountants
        23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5
        24            Power of Attorney.  Reference is made to page II-5 of this Registration
                      Statement
        99.1          1995 Stock Option/Stock Issuance Plan
        99.2          Form of Notice of Grant of Stock Option (incorporated by reference to
                      Exhibit 99.2 of Registration Statement No. 33-89908)
        99.3          Form of Stock Option Agreement (incorporated by reference to Exhibit
                      No. 99.3 of Registration Statement No. 33-89908)
        99.4          Form of Addendum to Stock Option Agreement (Limited Stock
                      Appreciation Right) (incorporated by reference to Exhibit No. 99.4 of
                      Registration Statement
                      No. 33-89908)
        99.5          Form of Addendum to Stock Option Agreement (Involuntary Termination)
                      (incorporated by reference to Exhibit No. 99.5 of Registration Statement
                      No. 33-89908)
        99.6          Form of Addendum to Stock Option Agreement (Financial Assistance)
                      (incorporated by reference to Exhibit No. 99.6 of Registration Statement
                      No. 33-89908)
        99.7          Form of Addendum to Stock Option Agreement (Special Tax Elections)
                      (incorporated by reference to Exhibit No. 99.7 of Registration Statement
                      No. 33-89908)
        99.8          Form of Stock Purchase Agreement (incorporated by reference to Exhibit
                      No. 99.8 of Registration Statement No. 33-89908)
        99.9          Form of Stock Issuance Agreement (incorporated by reference to Exhibit
                      No. 99.9 of Registration Statement No. 33-89908)
        99.10         Form of Addendum to Stock Issuance Agreement (Involuntary Termination)
                      (incorporated by reference to Exhibit No. 99.10 of Registration Statement
                      No. 33-89908)
        99.11         Form of Addendum to Stock Issuance Agreement (Special Tax Elections)
                      (incorporated by reference to Exhibit No. 99.11 of Registration Statement
                      No. 33-89908)
        99.12         Form of Notice of Grant of Automatic Stock Option (Initial Grant)
        99.13         Form of Notice of Grant of Automatic Stock Option (Annual Grant)
        99.14         Form of Automatic Stock Option Agreement (incorporated by reference to
                      Exhibit No. 99.14 of Registration Statement No. 33-89908)
        99.15         Employee Stock Purchase Plan
        99.16         Form of Stock Purchase Agreement (incorporated by reference to Exhibit
                      No. 99.16 of Registration Statement No. 33-89908)
        99.17         Form of Enrollment/Change Form (incorporated by reference to Exhibit
                      No. 99.17 of Registration Statement No. 33-89908)
        99.18         Form of Special Officer Participation Form (incorporated by reference to
                      Exhibit No. 99.18 of Registration Statement No. 33-89908)